UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 1, 2006

                    COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                  333-131213-20

                           RALI SERIES 2006-QO7 TRUST

                         (EXACT NAME OF ISSUING ENTITY)

                      COMMISSION FILE NUMBER OF DEPOSITOR:
                                   333-131213

                        RESIDENTIAL ACCREDIT LOANS, INC.

              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                         RESIDENTIAL FUNDING CORPORATION

               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                               None
   (STATE OR OTHER JURISDICTION                               (I.R.S. EMPLOYER
         OF INCORPORATION)                                   IDENTIFICATION NO.)

8400 Normandale Lake Blvd., Suite 250,
         Minneapolis, MN                                           55437
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        -----------------------------------------------------------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

The original Form 8-K, filed on October 13, 2006, is hereby amended by this Form 8-K/A to replace the Confirmations, each dated as of September 29, 2006 between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QO7 Trust, and UBS AG, previously filed with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QO7.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                  Sequentially
Exhibit                                                             Numbered
Number                                                            Exhibit Page

10.3 Confirmation, dated as of September 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QO7 Trust, and UBS AG.

10.4 Confirmation, dated as of September 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QO7 Trust, and UBS AG.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RESIDENTIAL ACCREDIT LOANS, INC.


                                             By:          /s/ Heather Anderson
                                                 ------------------------------
                                                 Name:    Heather Anderson
                                                 Title:   Vice President



Dated:  October 17, 2006

EXHIBIT 10.3

Confirmation, dated as of September 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QO7 Trust, and UBS AG.

EXHIBIT 10.4

Confirmation, dated as of September 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QO7 Trust, and UBS AG.